- -----------------------                                  ---------------------
  CUSIP NO. 006246102                   13G                PAGE 2 OF 4 PAGES
- -----------------------                                  ---------------------

- ------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
 1    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
      Benjamin A. DeMotto
      ###-##-####
- ------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [_]
      Not Applicable--Not a Member of a Group                   (b) [_]
- ------------------------------------------------------------------------------
      SEC USE ONLY
 3

- ------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 4
      United States of America
- ------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     5
     NUMBER OF            1,030,000

      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      6
                          0
     OWNED BY
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     7
    REPORTING             0

      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          8
                          1,030,000
- ------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
 9
      1,030,000
- ------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*
10
      Not Applicable
- ------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9
11
      35.2%
- ------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
12
      IN
- ------------------------------------------------------------------------------

                     *SEE INSTRUCTION BEFORE FILLING OUT!

Item 1(a)        Name of Issuer:
- ---------        --------------
                 John Adams Life Corporation

Item 1(b)        Address of Issuer's Principal Executive Offices:
- ---------        ------------------------------------------------

                 11777 San Vicente Boulevard, Suite 640
                 Los Angeles, California 90049

Item 2(a)        Name of Person Filing:
- ---------        ---------------------

                 Benjamin A. DeMotto

Item 2(b)        Address of Principal Business Office or, if none, Residence:
- ---------        -----------------------------------------------------------

                 Principal Business Office:
                 11777 San Vicente Boulevard, Suite 640
                 Los Angeles, California 90049

Item 2(c)        Citizenship:
- ---------        -----------

                 United States of America

Item 2(d)        Title of Class of Securities:
- ---------        ----------------------------

                 Common Stock, Without Par Value

Item 2(e)        CUSIP Number:  006246102
- ---------        ------------

Item 3           If this statement is filed pursuant to Rules 13d-1(b), or 13d-2(b),
- ------           -------------------------------------------------------------------
                 check whether the person filing is a:
                 ------------------------------------

                 Statement is not being filed pursuant to Rule 13d-1(b) or 13d-2(b).

Item 4           Ownership
- ------           ---------

(a)  Amount Beneficially Owned:  1,030,000
(b)  Percent of Class:  35.2%
(c)  Number of shares as to which such person has:

     (i)    sole power to vote or to direct the vote:  1,030,000
     (ii)   shared power to vote or to direct the vote: -0-
     (iii)  sole power to dispose or to direct the disposition of:  -0-
     (iv)   shared power to dispose or to direct the disposition of:
            1,030,000(1)

(1) The shares are community property, and the spouse of Benjamin A. DeMotto has dispositive power with respect to one half of the community property.

Item 5           Ownership of Five Percent or Less of a Class:
- ------           --------------------------------------------
                 Not Applicable.

Item 6           Ownership of More than Five Percent on Behalf of Another Person:
- ------           ---------------------------------------------------------------
Not Applicable.

Item 7           Identification and Classification of the Subsidiary Which Acquired the
- ------           ----------------------------------------------------------------------
                 Security Being Reported on by the Parent Holding Company:
                 --------------------------------------------------------

                 Not Applicable.

Item 8           Identification and Classification of Members of the Group:
- ------           ---------------------------------------------------------

                 Not Applicable.

Item 9           Notice of Dissolution of Group:
- ------           ------------------------------

                 Not Applicable.

Item 10          Certification:
- -------          -------------

                 By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were acquired for the purpose of and do not have the effect of changing or influencing the control of the issuer of such securities and were not acquired in connection with or as a participant in any transaction having such purposes or effect.


Signature
- ---------

     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date:    10th of January 1986
        ----------------------

/s/  Benjamin A. DeMotto
- ------------------------------
Signature

Benjamin A. DeMotto
- ------------------------------
Name


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